Prospectus Supplement
John Hancock Funds II
International Small Company Fund (the fund)
Supplement dated August 29, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Arun Keswani, CFA no longer serves as a portfolio manager for the fund. Accordingly, effective immediately, all references to Mr. Keswani are removed from the Summary Prospectus.
Effective immediately, Jed S. Fogdall and Joel P. Schneider continue to serve as portfolio managers and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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